Exhibit 10.7

Exclusive Assets Option Agreement

The Exclusive Assets Option Agreement (hereinafter referred to as “the Agreement”) is made and entered into by and among the Parties below in Beijing on June 26, 2018.

Jianzhi Century Technology (Beijing) Co., Ltd., a limited liability company established and existing in accordance with PRC laws, with a unified social credit code: of 91110108MA01BGRH2B and the address at 27A, 23/F, Building 1, No. A48 Zhichun Road, Haidian District, Beijing (“Party A”). 100% shares of Party A are ultimately beneficially held by Jianzhi Education Technology Group Company Limited (“Ultimate Controlling Shareholder”), a limited liability company incorporated in Cayman Islands.

Beijing Rongde Times Investment Management Co., Ltd., a limited liability company established and existing in accordance with PRC laws, with a unified social credit code of 9111010855143768XQ and the address at B1-D33, No.15-11 Zhongguancun Street, Haidian District, Beijing (“Direct Shareholder A”).

Beijing Zhongsi Zhida Investment Management Co., Ltd., a limited liability company established and existing in accordance with PRC laws, with a unified social credit code of 911101083442412115 and the address at 340, 3/F, Building 1, Shangpinyuan, Baijiatuan, Haidian District, Beijing (“Direct Shareholder B”).

Li Meiliang, a natural person of Chinese nationality, ID Card No. [***].

Li Jinbiao, a natural person of Chinese nationality, ID Card No. [***].

(Direct Shareholder A, Direct Shareholder B, Li Meiliang and Li Jinbiao are collectively called “Direct Shareholders” or “Party B”.)

Beijing Sentu Education Technology Co., Ltd., a joint-stock company established and existing in accordance with PRC laws, with a unified social credit code of 91110108576937402H and the address at 27B, Building 1, No. A48 Zhichun Road, Haidian District, Beijing (“Party C” or “Operating Entity”).

Wang Peixuan, a natural person of Chinese nationality, ID Card No. [***].

Zhang Zhige, a natural person of Chinese nationality, ID Card No. [***].

Li Jingru, a natural person of Chinese nationality, ID Card No. [***].

Lian Yu, a natural person of Chinese nationality, ID Card No. [***].

Qiu Mingjing, a natural person of Chinese nationality, ID Card No. [***].

Chen Ling, a natural person of Chinese nationality, ID Card No. [***].

Huang Zhihai, a natural person of Chinese nationality, ID Card No. [***].

Guo Jianbing, a natural person of Chinese nationality, ID Card No. [***].

Wu Yuxiao, a natural person of Chinese nationality, ID Card No. [***].

(Li Meiliang, Li Jinbiao, Wang Peixuan, Zhang Zhige, Li Jingru, Lian Yu, Qiu Mingjing, Chen Ling, Huang Zhihai, Guo Jianbing and Wu Yuxiao are collectively referred to as “Individual shareholders”, and Wang Peixuan, Zhang Zhige, Li Jingru, Lian Yu, Qiu Mingjing, Chen Ling, Huang Zhihai, Guo Jianbing and Wu Yuxiao are collectively referred to as the “Indirect shareholders”; Indirect shareholders and Direct Shareholders are hereinafter collectively referred to as the “Shareholders”.)

The aforesaid Parties to the Agreement shall be hereinafter individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

(1)	The Direct Shareholders are the registered legal shareholders of Party C, holding 100% of the equity of Party C in total;

(2)	Party C intends to grant Party A an irrevocable and exclusive right to purchase all assets held by it, and Party A agrees to accept the above purchase right granted by Party C;

(3)	The Individual shareholders have issued a written individual shareholder commitment letter (“Individual Registered Shareholders’ Undertakings”) with regard to the Agreement and their rights and interests held directly or indirectly in the Operating Entity to the Board of Directors of the Ultimate Controlling Shareholder on the date of execution of the Agreement; and

(4)	The Shareholders agree to give all necessary cooperation to Party A in exercising such Asset Purchase Option (as defined below).

In witness whereof, the Agreement has been reached and concluded by the Parties as below through consultation:

1.	Asset Buying and Selling

1.1	Grant of rights

1.1.1	Party C hereby irrevocably grants Party A an irrevocable and exclusive right to purchase without any additional conditions, so that Party A can, as permitted by PRC laws, decide on its own steps and purchase from Party C one or more times at any time according to the price stated in Article 1.3 of the Agreement, or designate one or more people (each called the “Designated Person”) to purchase from Party C all or part of its assets (“Asset Purchase Option”). Subject to the terms and conditions of the Agreement, Party A has absolute discretion to decide the specific time, method and frequency of exercising its Asset Purchase Option (“exercise of right”), as permitted by PRC laws and regulations. Except for Party A and the Designated Person, no third party shall enjoy the Asset Purchase Option or other rights related to the assets of Party C, and Party C shall not grant any such right to other third parties. “Person” as used in this paragraph and the Agreement means an individual, a company, a joint venture, a partnership, an enterprise, a trust company or a non-corporate organization.

1.1.2	All Shareholders and the Operating Entity hereby agree and confirm that Party C grants Party A the Asset Purchase Option in accordance with Article 1.1.1 hereof, and undertake to take all necessary actions to cause Party C to fulfill all its obligations hereunder, including but not limited to passing or voting in favor any resolution of board of shareholders or Board of Directors required by Party C to transfer Party C’s assets to Party A or the Designated Person or fulfill other obligations hereunder.

1.2	Exercise steps of Asset Purchase Option

Subject to the provisions of PRC laws and regulations, Party A may exercise the Asset Purchase Option at any time by giving a written notice to Party C (“Notice of Asset Purchase”) in accordance with Article 1.1 above. The Notice of Asset Purchase shall specify the following matters: (a) Party A’s decision to exercise the Asset Purchase Option and the subject of the transferred asset; (b) the scope of assets that Party A intends to purchase from Party C (“Purchased Assets”); and (c) the date of purchase and/or transfer of the Purchased Assets. There is no limit on the number of exercise by Party A. Within seven (7) working days upon receipt of the Notice of Asset Purchase, Party C shall enter into the Asset Transfer Agreement attached hereto or other versions agreed by Party A with Party A and/or the person designated by Party A to ensure that the Purchased Assets is transferred to Party A and/or the person designated by Party A as soon as possible, and shall take all necessary actions to ensure that the corresponding industrial and commercial change procedures are completed as soon as possible.

1.3	Asset purchase price and its payment

Except for the appraisal required by PRC laws when Party A exercises the right, the purchase price of the Purchased Assets (“Asset Purchase Price”) shall be the higher of the net book value of the relevant assets or the lowest price permitted by PRC laws at that time. After the necessary tax withholding (if applicable) of the Asset Purchase Price according to PRC laws, the Asset Purchase Price shall be remitted in RMB to the account designated by Party C in RMB within two months from the date when the Purchased Assets are officially transferred to Party A (If it is an asset that does not need to be registered, it shall be actually possessed by Party A) and Party A signs the relevant asset transfer receipt. The Asset Purchase Price shall be returned to Party A or the Designated Person in full within one month from the date of receipt by Party B or the earliest time permitted by PRC laws (whichever is later).

1.4	Transfer of the Purchased Assets

Every time the Asset Purchase Option is exercised:

1.4.1	The Direct Shareholders shall convene a general meeting of shareholders and/or the meeting of the Board of Directors of Party C in a timely manner, at which a resolution shall be passed to approve the transfer of Purchased Assets by Party C to Party A and/or the Designated Person. The Shareholders shall take all necessary actions to promote the adoption of such shareholders’ resolutions;

1.4.2	Party C shall execute an Asset Transfer Agreement with Party A and/or the Designated Person (as applicable) in accordance with the provisions of the Agreement and the Notice of Asset Purchase for each transfer in the format and content shown in the Appendix of the Agreement;

1.4.3	The Shareholders and Party C shall execute all other necessary contracts, agreements or documents, obtain or assist Party A to obtain all necessary government licenses, permits and registrations (if applicable), and take all necessary actions to transfer the effective ownership of the Purchased Assets to Party A and/or the Designated Person without any security interests, and urge Party A and/or the Designated Person to be the registered owners of the Purchased Assets (if applicable). For the purposes of this paragraph and the Agreement, “Security Interest” includes guarantees, mortgages, third-party rights or interests, any acquisition rights, preemption rights, set-off rights, ownership retention or other security arrangements, etc.; however, for the sake of clarity, any security interests arising hereunder shall not be included.

2.	Undertakings

2.1	Undertakings of relevant Shareholders and Party C

The Shareholders and Party C hereby undertake separately and severally that:

2.1.1	Without the prior written consent of Party A, it shall not supplement, change or amend the articles of association and regulations of Party C in any form, increase or decrease its registered capital, or otherwise change its registered capital structure;

2.1.2	It shall maintain the existence of Party C, prudently and effectively operate its business and handle its affairs pursuant to the good financial and commercial standards and practices, and urge Party C to fulfill its obligations under the Exclusive Business Cooperation Agreement; the “Exclusive Business Cooperation Agreement” stipulated in this paragraph and the Agreement refers to the Exclusive Business Cooperation Agreement signed by Party A and Party C on the date of execution of the Agreement. Party A shall provide relevant business support, technical services and consulting services to Party C according to relevant agreements;

2.1.3	Without the prior written consent of Party A, it shall not sell, transfer, mortgage or otherwise dispose of the legal or beneficial interests of any assets, business or income of Party C at any time since the date of execution of the Agreement, or permit the encumbrance of any Security Interest thereon;

2.1.4	Without the prior written consent of Party A, Party C shall not incur, inherit, warrant or permit any debts, except for (i) debts incurred in daily business activities other than through loans; and (ii) debts that have been disclosed to Party A and have been approved by Party A in writing;

2.1.5	It shall operate all assets of Party C in daily business activities to maintain the asset value of Party C and refrain from any actions/omissions that may affect its asset value;

2.1.6	It shall provide Party A with all information about the asset status and value of Party C upon Party A’s request;

2.1.7	Without the prior written consent of Party A, it shall not promote Party C to sign any major contracts (for the purpose of this paragraph, a contract shall be considered material if its value exceeds RMB 100,000), except for contracts signed in daily business activities;

2.1.8	Without the prior written consent of Party A, it shall not promote Party C to provide loans or credits or any form of guarantee to anyone;

2.1.9	If so required by Party A, it shall purchase and hold an insurance related to the assets of Party C from the insurance companies accepted by Party A, and the amount and coverage of such insurance shall be the same as that of companies operating similar business of Party C;

2.1.10	Without the prior written consent of Party A, it shall not promote or allow Party C to merge or unite with anyone, or to acquire or invest in anyone, or to promote or allow Party C to sell its assets with a value above RMB 100,000;

2.1.11	It shall promptly notify Party A of any litigation, arbitration or administrative procedures that have occurred or may occur in relation to the assets, business or income of Party C, as well as any conditions that may adversely affect the existence, business operation, financial status, assets or goodwill of Party C, and all measures approved by Party A shall be taken in time to eliminate such adverse conditions or effective remedial measures shall be taken;

2.1.12	It shall sign all necessary or proper documents, take all necessary or proper actions and file all necessary or proper complaints or defend all claims as necessary and appropriate to maintain the ownership of all assets of Party C;

2.1.13	Without the prior written consent of Party A, it shall ensure that Party C shall not distribute or actually distribute dividends to its shareholders in any form, while upon the written request of Party A, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.14	At the request of Party A, it shall appoint any person designated by Party A as a director of Party C and/or remove the incumbent director of Party C;

2.1.15	If Party C or any shareholder fails to fulfill its tax obligations under applicable laws, which prevents Party A from exercising its Asset Purchase Option, Party A shall be entitled to require Party C or related shareholders to fulfill the tax obligations, or require Party C or related shareholders to pay the tax to Party A, and Party A shall pay the tax on its behalf;

2.1.16	It shall fully cooperate with Party A and its Ultimate Controlling Shareholder in the investigation, inquiry and other requirements of any government and/or regulatory agency involving Shareholders or Party C and/or its subsidiaries; and

2.1.17	It shall urge the wholly-owned or holding subsidiaries of Party C to make the same commitment to its own related matters according to the above commitments made by Party C and abide by them.

2.2	Undertakings of Shareholders

The Shareholders hereby undertake separately and severally that:

2.2.1	Party B shall urge the board of shareholders or the Board of Directors of Party C to vote to approve the transfer of the Purchased Assets stipulated in the Agreement and take any and all other actions that may be required by Party A;

2.2.2	Without the prior written consent of Party A, Party B shall not require the Operating Entity to distribute dividends or other forms of profits in respect of its equity owned by Party B, and shall not put forward or vote in favor of any resolution of the board of shareholders related thereto. In any case, unless otherwise determined by Party A, if Party B receives the income, profit distribution and dividends from the Operating Entity, it shall, to the extent permitted by PRC laws, immediately pay or transfer such income, profit distribution and dividends to Party A or the party designated by Party A as the service fee payable by the Operating Entity to Party A under the Exclusive Business Cooperation Agreement;

2.2.3	The Shareholders shall strictly abide by the provisions of the Agreement and other contracts jointly or separately signed with Party C and Party A, perform their obligations hereunder and other contracts, and refrain from any actions/omissions that may affect its validity and enforceability; and

2.2.4	The Shareholders shall urge the Direct Shareholders or the Board of Directors of Party C to veto any resolution that requires the prior written consent of Party A in accordance with the Agreement without the prior written consent of Party A;

3.	Representations and Warranties

The Shareholders and Party C hereby jointly and separately represent and warrant to Party A on the date of execution of the Agreement and on each transfer date of the Purchased Assets as follows:

3.1	It has the authority to execute and deliver the Agreement and any Asset Transfer Agreement to which it is a party for the Purchased Assets (each is referred to as “Transfer Agreement”), as well as to perform its obligations under the Agreement and any Transfer Agreement. Party C agrees to sign a Transfer Agreement consistent with the terms in the Appendix of the Agreement when Party A exercises the Asset Purchase Option. The Agreement and the Transfer Agreement constitute or will constitute its legal, effective and binding obligations, and shall be enforceable against it;

3.2	Neither the execution and delivery of the Agreement or any Transfer Agreement nor the obligations hereunder or under any Transfer Agreement shall: (i) lead to any violation of any applicable laws in China; (ii) conflict with the Articles of Association, rules or other organizational documents of Party C; (iii) cause a breach of or constitute a breach of any contract or instrument to which it is a party or to which it is binding; (iv) cause any violation of any conditions for the grant and/or continuation of any license or permit issued to either party; or (v) cause the suspension or revocation of or the imposition of additional conditions on any license or permit issued to either party;

3.3	Party C has good and marketable ownership of all its assets, and has not set any Security Interest in the above assets other than the Agreement;

3.4	Party C does not have any outstanding debts, except (i) debts incurred in daily business activities; and (ii) the debts that have been disclosed to Party A and approved by Party A in writing;

3.5	Party C shall comply with all applicable PRC laws and regulations;

3.6	There are no pending or possible lawsuits, arbitrations or administrative procedures in connection with the assets in or with Party C; and

3.7	In the event of the death, incapacity or other events (including divorce and bankruptcy) of any individual shareholder which may affect his holding or exercise of his indirect holding of the Equity of Party B and Party C, (i) any successor of the relevant individual shareholder; or (ii) a natural or legal person (“Designated Assignee”) appointed by Party A pursuant to the Individual Registered Shareholders’ Undertakings signed by such Individual shareholders shall be deemed to be a party to the Agreement, which shall assume all rights and obligations related thereto. In case of any succession or equity transfer under the Individual Registered Shareholders’ Undertakings, the Shareholders will complete all necessary procedures and take all necessary actions to procure the required government approval (if applicable) for such equity transfer.

4.	Effectiveness and Term

The Agreement shall take effect upon signature or seal by the Parties on the date first above written. Unless terminated in advance pursuant to the Agreement or other agreements separately signed by the Parties, the Agreement shall be valid until all equity of Party C have been transferred to Party A or a third party designated by Party A according to the Exclusive Assets Option Agreement signed by the Parties and direct and indirect shareholders of Party C on the same date hereof.

5.	Liability for Breach

5.1	Except as otherwise provided in the Agreement, if a party (the “Defaulting Party”) fails to perform all or any of its obligations under the Agreement or in any other way constitutes a breach of the Agreement, then the other party (the “Aggrieved Party”) may: (a) give a written notice to the Defaulting Party stating the nature and extent of the breach and require the Defaulting Party to remedy it at its own expense within a reasonable period of time specified in the notice (the “Remedial Period”); and (b) if the Defaulting Party fails to remedy the breach within the Remedial Period, the Aggrieved Party shall be entitled to require the Defaulting Party to bear all liabilities arising out of its act in breach and to indemnify the Aggrieved Party for all actual economic losses arising out of its act in breach, including, but not limited to, attorney’s fees, litigation or arbitration costs incurred in connection with any litigation or arbitration proceeding in connection with such breach. Moreover, the Aggrieved Party shall be entitled to require the Defaulting Party to actually perform its obligations hereunder. The Aggrieved Party also shall be entitled to request the relevant arbitration institution or court to order the actual performance and/or enforcement of the terms agreed in the Agreement. The exercise of the aforesaid right of relief by the Aggrieved Party shall not affect its exercise of other rights of relief in accordance with the provisions of the Agreement and the laws and regulations.

5.2	With regard to the obligations hereunder, the Operating Entity and its shareholders shall bear joint and several liabilities.

5.3	Except as expressly provided by law, neither the Shareholders nor the Operating Entity shall be entitled to terminate the Agreement due to Party A’s breach of contract.

6.	Applicable Law, Dispute Resolution and Change of Law

6.1	The execution, effectiveness, interpretation, performance, amendment and termination of the Agreement and the resolution of disputes hereunder shall be governed by the officially published and publicly available laws of the People’s Republic of China. Matters not covered in the officially published and publicly available laws of the People’s Republic of China shall be governed by the principles and practices of international law.

6.2	Any dispute arising out of the interpretation and performance of the Agreement shall be solved by the Parties through friendly consultation first. In case no settlement can be reached within 30 days after either Party requests the other Parties to resolve the dispute through consultation, the dispute may be submitted to China International Economic and Trade Arbitration Commission (CIETAC) for arbitration by either Party in accordance with the arbitration rules of CIETAC then effective. The arbitration shall take place in Beijing. The arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties.

6.3	In case of any dispute arising out of the interpretation and performance of the Agreement, or any pending arbitration, the Parties hereto shall continue to exercise their rights and perform their obligations hereunder, except for the matters in dispute.

6.4	If, at any time after the execution of the Agreement, any PRC laws, regulations or rules are promulgated or changed, or the interpretation or application of such laws, regulations or rules is changed, the following provisions shall apply: (a) If the change of laws or newly enacted regulations is more favorable to either party than the relevant laws, regulations, decrees or regulations in force as of the date of the Agreement (without significant adverse effect to the other parties), the Parties shall timely modify the Agreement to benefit from such change or new provision; or, the Parties shall promptly apply for benefits arising from such change or new provision. The Parties shall do their best to obtain approval for such application; (b) if the economic interests of either party hereunder are materially and adversely affected, directly or indirectly, by such legal changes or newly enacted provisions, the Parties shall use all lawful means to obtain an exemption from compliance with such changes or provisions and use their best efforts to continue the execution of the Agreement in accordance with its original terms. If the adverse impact on the economic interests of either party cannot be resolved in accordance with the provisions of the Agreement, the parties shall, after the affected party notifies the other parties, negotiate in time and make all necessary amendments to the Agreement as permitted by PRC laws to maintain the economic interests of the affected party hereunder; and (c) if any of the aforesaid legal changes or newly enacted provisions render the existence or performance of the terms of the Agreement illegal or contrary to such PRC laws, the Parties shall use their best efforts and, as required by Party B, immediately take all actions, as far as practicable, necessary to maintain the validity of the Agreement or to realize the intent and purpose of the Agreement in an appropriate, enforceable and most similar manner.

6.5	Subject to the provisions of PRC laws, the arbitral tribunal may order indemnity, injunctive relief (including but not limited to for the purpose of conducting business or for the purpose of forcible transfer of assets) or liquidation of the Parties in respect of their equity interest or property interest. After the arbitration award takes effect, either Party shall be entitled to apply to a competent court for enforcement of the arbitration award. Subject to the provisions of PRC laws, upon the request of a disputing party, the court with jurisdiction shall be entitled to provide temporary relief measures to the disputing party while waiting for the formation of the arbitration tribunal or under other appropriate circumstances permitted by law as a property preservation or enforcement measure. Subject to the provisions of PRC laws, (i) Hong Kong, (ii) Cayman Islands, and (iii) the place of incorporation of the Operating Entity (that is, Beijing, China); And (iv) the court where the Ultimate Controlling Shareholder or the principal assets of the Operating Entity are located has jurisdiction over the aforesaid purposes.

7.	Taxes and Expenses

Each Party shall be liable for any and all transfer and registration taxes, costs and expenses incurred by or imposed on the Party in connection with the preparation and execution of the Agreement and each Transfer Agreement and the completion of the transactions contemplated by the Agreement and each Transfer Agreement in accordance with the laws of the People’s Republic of China.

8.	Notices

8.1	All notices and other communications required or permitted to be given under the Agreement shall be delivered by hand, registered post with postage prepaid, commercial courier service or fax to the Parties at the following address. Each notice shall also be confirmed by e-mail. The date on which such notice is deemed as served is determined as follows:

8.1.1	If a notice is given by hand, courier service or registered post with postage prepaid, it shall be deemed as duly served on the date of delivery or rejection to the designated address set forth in the notice.

8.1.2	If a notice is sent by fax, it shall be deemed as duly served on the date of successful transmission (as evidenced by the automatically generated confirmation information of the transmission).

8.2	For the purpose of the notice, the addresses of the Parties are as follows:

Company:	Jianzhi Century Technology (Beijing) Co., Ltd.
Address:	[***]
To:	[***]

Company:	Beijing Rongde Times Investment Management Co., Ltd.
Address:	[***]
To:	[***]

Company:	Beijing Zhongsi Zhida Investment Management Co., Ltd.
Address:	[***]
To:	[***]

Company:	Beijing Sentu Education Technology Co., Ltd.
Address:	[***]
To:	[***]

Name:	Li Meiliang
Address:	[***]

Name:	Li Jinbiao
Address:	[***]

Name:	Wang Peixuan
Address:	[***]

Name:	Zhang Zhige
Address:	[***]

Name:	Li Jingru
Address:	[***]

Name:	Lian Yu
Address:	[***]

Name:	Qiu Mingjing
Address:	[***]

Name:	Chen Ling
Address:	[***]

Name:	Huang Zhihai
Address:	[***]

Name:	Guo Jianbing
Address:	[***]

Name:	Wu Yuxiao
Address:	[***]

8.3	The address where notices are to be sent may be changed by either Party at any time after sending a notice to the other Parties in accordance with this clause.

9.	Duty of Confidentiality

The Parties further agree and confirm that any oral or written information provided by and/or exchanged among them in connection with the Agreement shall belong to confidential information. Each Party shall keep confidential all such information and shall not disclose any relevant information to any third party without the written consent of the other Parties, except that: (a) such information is or will be publicly known (not for the disclosure of the receiving Party); (b) such information is required to be disclosed by applicable laws, rules or regulations of any stock exchange, or requirement or order of a government sector, court, arbitration institution or other regulatory authorities; or (c) such information is disclosed by either Party to its legal or financial adviser or other professional advisors in connection with the transactions stated herein and such legal or financial adviser or other professional advisors shall be subject to the duty of confidentiality similar to this Article. The disclosure of any confidential information by any staff or organization employed by either party shall be deemed as the disclosure of such confidential information by such party, and such party shall be held legally liable for any breach of the Agreement. The Parties agree that the Article shall remain in force and effect regardless of whether the Agreement is invalid, of modified, dissolved or terminated for any reason, or rendered inoperable.

10.	Further Warranty

It is agreed by the Parties to promptly sign documents and take further actions reasonably required or in favor to carrying out the provisions and serving purposes hereof.

11.	Miscellaneous

11.1	Revision, Modification and Supplementation

11.1.1	Any revision, modification and supplementation hereto shall be signed by the Parties in written agreement.

11.1.2	The Parties shall amend the Agreement accordingly in the event of any suggestion by the Stock Exchange of Hong Kong Limited or other regulatory authorities or exchanges to amend the Agreement, or any change in the rules or requirements relating to the listing of securities of the Stock Exchange of Hong Kong Limited in connection with the Agreement.

11.2	Entire Contract

Except for the written revision, supplementation or modification made after the execution hereof, the Agreement shall constitute the entire Agreement between the Parties with respect to the subject matter hereof and supersede any and all previous oral or written consultations, representations and contracts between them with respect to the subject matter hereof. The appendixes hereto shall constitute a part of the Agreement and have the same legal effect as the Agreement.

11.3	Headings

The headings of the Agreement are for convenience only and shall not be used as interpretation or explanation, or affect the meaning or interpretation of the provisions hereof.

11.4	Language

The Agreement is written in Chinese and is made out in eighteen (18) originals, with each Party holding one (1) original and the remaining originals kept by Party A for future use. Each original shall be equally authentic.

11.5	Severability

One or more provisions hereof ruled to be invalid, illegal or unenforceable in any respect under any law or regulation shall not affect or impair the validity, legality or enforceability of any other provisions hereof in any respect. The Parties shall endeavor to, through consultations in good faith, replace the invalid, illegal or unenforceable provisions with such effective provisions as permitted by law and desired by the Parties to the maximum extent. The economic effects of such effective provisions shall be as similar as possible to those invalid, illegal or unenforceable provisions.

11.6	Successor

The Agreement shall be binding upon respective successors of the Parties and assignees permitted by each Party.

11.7	Survival

11.7.1	Any obligation arising under the Agreement or becoming due prior to the expiration or early termination of the Agreement shall survive the expiration or early termination hereof.

11.7.2	The provisions of Article 6, Article 8 and Article 11.7 hereof shall survive the termination of the Agreement.

11.8	Assignment

The Operating Entity shall not transfer its rights and obligations hereunder to any third party without the written consent of Party A.

The Shareholders and the Operating Entity agree that Party A may transfer its rights and obligations hereunder to any third party by giving prior written notice to Party C without the consent of any shareholder or the Operating Entity.

11.9	Waiver

Either Party may waive the terms and conditions hereof, provided that it is made in writing and signed by each and every Party. Under certain circumstances, any waiver by a Party to the breach of other Parties shall not be construed as a waiver of any other similar breach by any other Parties under other circumstances.

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Party A: Jianzhi Century Technology (Beijing) Co., Ltd.

By:	/s/ Li Jingru
Name: Li Jingru
Title: Legal Representative

Date of Signing: June 26, 2018

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Party B: Beijing Rongde Times Investment Management Co., Ltd.

By:	/s/ Wang Peixuan
Name: Wang Peixuan
Title: Legal Representative

Date of Signing: June 26, 2018

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Beijing Zhongsi Zhida Investment Management Co., Ltd.

By:	/s/ Li Jingru
Name: Li Jingru
Title: Legal Representative

Date of Signing: June 26, 2018

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By:	/s/ Li Meiliang
Name: Li Meiliang

Date of Signing: June 26, 2018

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By:	/s/ Li Jinbiao
Name: Li Jinbiao

Date of Signing: June 26, 2018

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Party C: Beijing Sentu Education Technology Co., Ltd.

By:	/s/ Wang Peixuan
Name: Wang Peixuan
Title: Legal Representative

Date of Signing: June 26, 2018

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By:	/s/ Wang Peixuan
Name: Wang Peixuan

Date of Signing: June 26, 2018

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By:	/s/ Zhang Zhige
Name: Zhang Zhige

Date of Signing: June 26, 2018

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By:	/s/ Li Jingru
Name: Li Jingru

Date of Signing: June 26, 2018

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By:	/s/ Lian Yu
Name: Lian Yu

Date of Signing: June 26, 2018

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By:	/s/ Qiu Mingjing
Name: Qiu Mingjing

Date of Signing: June 26, 2018

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By:	/s/ Chen Ling
Name: Chen Ling

Date of Signing: June 26, 2018

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By:	/s/ Huang Zhihai
Name: Huang Zhihai

Date of Signing: June 26, 2018

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By:	/s/ Guo Jianbing
Name: Guo Jianbing

Date of Signing: June 26, 2018

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By:	/s/ Wu Yuxiao
Name: Wu Yuxiao

Date of Signing: June 26, 2018

Appendixes

Model of Asset Transfer Agreement

Asset Transfer Agreement

The Agreement is made and entered into on [ ] by the following Parties:

Party A (Transferor): Beijing Sentu Education Technology Co., Ltd.

Party B (Transferee): Jianzhi Century Technology (Beijing) Co., Ltd.

(1)	Party A is a company duly incorporated and validly existing within the territory of China, and its assets include but are not limited to: hardware equipment, office appliances and supplies, software copyright, trademark, patent, KNOW-HOW, domain name, human resources, contract, software, user database, various qualifications, cash, equity and debt benefits;

“Assets” referred to in the Agreement refer to all or part of the above assets owned by Party A at the execution of the Agreement and permitted to be transferred by PRC laws. See the Appendix for the list of assets;

(2)	Party A, its registered legal shareholders Beijing Rongde Times Investment Management Co., Ltd., Beijing Zhongsi Zhida Investment Management Co., Ltd., Li Meiliang, Li Jinbiao and Party B have signed an Exclusive Assets Option Agreement on [ ], by which Party A grants Party B an irrevocable and exclusive purchase right to purchase all or part of the assets held by Party A (“Purchase Option Agreement”).

Through amicable consultation, Party A and Party B hereby enter into the following agreement on matters regarding the asset transfer:

Article 1	Asset Transfer

1.1	Subject to the terms and conditions of the Agreement and the Purchase Option Agreement, Party A agrees to transfer all of its assets to Party B and Party B agrees to purchase all of the assets.

1.2	The total transfer price of assets is RMB _______.

1.3	Party A hereby waives and agrees to facilitate the waiver of any restrictions on asset transfer that may exist under applicable PRC laws, Articles of Association or other regulations.

Article 2	Delivery and price payment

2.1	Party A shall transfer the assets to Party B within _____ business days (“Delivery Period”) after the execution of the Agreement.

2.2	Party A shall make the assets complete all necessary registration of changes and government approvals within the delivery period, so as to make the asset transfer proposed herein effective (if applicable). Party A shall try its best to handle such approval and registration as soon as possible and in the shortest possible time.

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2.3	Party A shall take all necessary measures and cooperate fully with Party B to safeguard the complete interests of Party B in obtaining assets, and shall sign all relevant documents and take relevant measures (or require other relevant third parties to sign relevant documents and take relevant measures) so that Party B can obtain all necessary or appropriate rights and interests.

2.4	Party A and Party B agree as follows on the delivery of the intellectual property rights to be transferred:

(a)	With respect to the intellectual property rights that shall be subject to ownership proof according to the laws of China or other relevant countries, Party A shall, on the delivery date, deliver to Party B for management all the technical data in any form or stored in any carrier related to such intellectual property rights, and go through the relevant registration procedures for ownership change.

(b)	For intellectual property rights which are not or are not required to apply for ownership certificate under the laws of China or other relevant countries, Party A shall, on the delivery date, deliver all technical data in any form or stored in any carrier related to such intellectual property rights to Party B for management and beneficial possession. Party A and Party B shall sign the intellectual property delivery certificate, which shall list the list of intellectual property rights delivered by Party A. Upon completion of such delivery, all rights to all intellectual property rights listed in the intellectual property delivery certificate shall be deemed to be beneficially owned by Party B. Party A shall no longer have any property rights or interests in the relevant intellectual property rights.

(c)	With respect to the intellectual property assets developed or acquired by Party A based on the said transferred intellectual property rights, Party A hereby undertakes to transfer to Party B at RMB 1 or the lowest price permitted by law. In the event that direct transfer cannot be realized due to legal or policy reasons, Party A hereby undertakes to grant Party B a perpetual and exclusive worldwide right to use the intellectual property rights without payment of royalties.

2.5	With regard to the transfer of all and/or key employees employed by Party A before the delivery and related to the business transferred to Party B, Party A shall terminate the employment of such employees by entering into a satisfactory agreement with such employees (“Termination of Employment Contract”), and Party B shall enter into a new employment agreement with such employees. The aforesaid agreement to terminate the employment and the newly concluded employment agreement shall come into force from the delivery date (as defined below).

2.6	Subject to the satisfaction of the delivery and the consent of the third party, Party A shall, on the delivery date, transfer and assign all the contracts signed with the third party (“Transfer Contracts”) existing related to the business transferred to Party B, and Party B shall accept such transfer and assignment. Party A shall, prior to the delivery, make its best efforts to obtain the consent of all third parties necessary to make the said transfer effective.

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2.7	Party A shall deliver the assets to Party B together with all relevant supporting documents. Party B shall accept and examine the assets and all relevant supporting documents delivered by Party A. After checking, Party B shall sign the asset handover form. The assets shall be deemed to have been delivered to Party B when Party B signs the handover form, and the date of signature shall be the date on which the ownership of the assets is delivered to Party B (i.e. the “Delivery Date”). For the avoidance of doubt, the aforesaid supporting documents include but are not limited to the termination of the employment contract and the transfer contract.

2.8	The asset price paid by Party B shall be paid to the account designated by Party A in RMB spot exchange within two months after the delivery date.

Article 3	Representations and Warranties

3.1	Party A hereby represents and warrants that:

(a)	Party A is an enterprise duly incorporated and validly existing under the laws of the People’s Republic of China.

(b)	The execution and performance of the Agreement by Party A within the power and business scope of its company has been authorized by the company, and has obtained the consent and approval of third parties and government departments, and does not violate any legal or contractual restrictions that are binding or have an effect on Party A.

(c)	Once signed, the Agreement shall constitute a legal, valid, binding and enforceable document for Party A.

(d)	Party A has the power or the authorization of the company to make the transfer of the assets hereunder. Party A has full ownership of the assets and the assets are free from leases, liens, mortgages, guarantees or other encumbrances except for the performance of the Purchase Option Contract. Moreover, there are no circumstances or events that may invalidate or adversely affect Party B’s acceptance of and ownership of the assets under the Agreement, including but not limited to any litigation, arbitration, seizure or detention by administrative or judicial authorities.

(e)	Party A shall have all, full and complete rights in the intellectual property rights related to the assets, which shall not be affected or restricted by any lien, mortgage, pledge or any other third-party rights.

(f)	Party A warrants that the signing of the Agreement does not violate legal provisions and is within its rights and capacity to act, and that the signing of the Agreement by Party A does not violate any agreement, contract, memorandum or letter of intent signed by Party A with any third party, and that the signing of the Agreement by Party A will not cause any adverse consequences to Party A.

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(g)	Before the delivery date, the assets are free of:

a)	Any major adverse changes; or

b)	Any significant actual or contingent debt, obligation or responsibility.

(h)	From the signing date, without the permission of Party B, Party A shall not directly or indirectly engage in or assist or encourage others to engage in direct or indirect competition with Party B, and shall not provide consultants, consultations, etc. to enterprises, companies, institutions and/or individuals that compete with Party B, nor directly or indirectly participate in its operation, management and/or technical activities, nor hold or trade any form of rights and interests of enterprises, companies, institutions and/or individuals that compete with Party B, and shall keep the trade secrets of Party B and the process of the asset transfer transaction.

3.2	Party B hereby represents and warrants that:

(a)	Party B is an enterprise duly incorporated and validly existing under the laws of the People’s Republic of China;

(b)	Party B shall perform the Agreement within its corporate power and business scope; It has obtained the necessary authorization from the company and the consent and approval of third parties and government departments, and does not violate any legal or contractual restrictions that are binding or have an impact on it;

(c)	The Agreement, upon execution, shall constitute a legal, valid, binding and enforceable document for Party B.

Article 4	Liability for Breach

In case of any violation of the provisions hereof by either Party, the breaching Party shall compensate the other Party for all losses thus incurred.

Article 5	Confidentiality Provisions

The Parties acknowledge that any oral or written information exchanged between them in connection with the Agreement belongs to confidential information. Each Party shall keep confidential all such information and shall not disclose any relevant information to any third party without the written consent of the other Party, except that: (a) such information is or will be publicly known (not for the disclosure of the receiving Party); (b) such information is required to be disclosed by applicable laws, or rules or regulations of any stock exchange; or (c) such information is disclosed by either Party to its legal adviser or financial adviser in connection with the transactions stated herein and such legal adviser or financial adviser shall be subject to the duty of confidentiality similar to this Article. The disclosure of any confidential information by any staff or organization employed by either party shall be deemed as the disclosure of such confidential information by such party, and such party shall be held legally liable for any breach of the Agreement. The provision shall survive the termination of the Agreement for any reason whatsoever.

Article 6	Applicable Law and Dispute Resolution

6.1	The execution, effectiveness, interpretation and performance of the Agreement and the resolution of disputes hereunder shall be governed by the officially published and publicly available laws of the People’s Republic of China. Matters not covered in the officially published and publicly available laws of the People’s Republic of China shall be governed by the principles and practices of international law.

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6.2	Any dispute arising out of the interpretation and performance of the Agreement shall be solved by the Parties through friendly consultation. In case no settlement can be reached within 30 days after either Party requests to resolve the dispute through consultation, the dispute may be submitted to China International Economic and Trade Arbitration Commission (CIETAC) for arbitration by either Party in accordance with the arbitration rules of CIETAC then effective. The arbitration shall take place in Beijing. The arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding upon the Parties hereto.

6.3	In case of any dispute arising out of the interpretation and performance of the Agreement, or any pending arbitration, the Parties hereto shall continue to exercise their rights and perform their obligations hereunder, except for the matters in dispute.

Article 7	Handling fees and other expenses

All expenses and actual expenses related to the Agreement, including but not limited to legal fees, costs, stamp duty and any other taxes and expenses, shall be borne by Party A and Party B respectively.

Article 8	Assignment

No assignment shall be made by Party A with respect to the rights and obligations hereunder to any third party without the prior written consent of Party B. Party B may transfer its rights and obligations hereunder to any third party without the consent of Party A, provided that Party A is notified of the aforesaid transfer.

Article 9	Severability

If any provision hereunder is invalid or unenforceable due to inconsistency with applicable laws, such provision shall be invalid or unenforceable only within the jurisdiction of the applicable laws and shall not affect the legal effect of the other provisions of the Agreement.

Article 10	Modification and Supplementation to the Agreement

Modification and supplementation to the Agreement shall be made by the Parties in a written agreement. The modification and supplementation to the Agreement duly signed by the Parties shall form a part of the Agreement and shall have the same legal effect as the Agreement.

Article 11	Notices

All notices and other communications required or permitted hereunder shall be sent to the addresses of the Parties under Article 8 of the Purchase Option Agreement.

Article 12	Miscellaneous

12.1	The Agreement is written in Chinese and is made out in ____ originals, with each Party holding one (1) original and each original being equally authentic.

12.2	The Contract shall come into force as of the date of signature by both Parties.

[NO TEXT BELOW]

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IN WITNESS WHEREOF, the Parties hereto have executed the Asset Transfer Agreement on the date set forth below.

Party A: Beijing Sentu Education Technology Co., Ltd.

By:
Name:
Title: Legal Representative

Date of Signing:

Party B: Jianzhi Century Technology (Beijing) Co., Ltd.

By:
Name:
Title: Legal Representative

Date of Signing:

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Appendix: List of Assets

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